As filed with the Securities and Exchange Commission on  January 7, 2000
                                                           Registration No. 333-
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ----------------------
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                          The Securities Act of 1933
                            ----------------------
                        GENESIS MICROCHIP INCORPORATED
            (Exact name of Registrant as specified in its charter)
                            ----------------------

Nova Scotia, Canada                                          None
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                         Identification Number)

                         165 Commerce Valley Drive W.
                           Thornhill, Ontario Canada
                                    L3T 7V8
                                (905) 889-5400

(Address, including zip code, and telephone number, including area code, of
 Registrant's principal executive offices)
                            ----------------------
                       1997 EMPLOYEE STOCK PURCHASE PLAN
                           (Full title of the Plan)
                            ----------------------

                                 Paul M. Russo
                         Genesis Microchip Corporation
                              2071 Landings Drive
                            Mountain View, CA 94043
                                (650) 428-4277

(Name, address, including zip code, and telephone number, including area code, of agent for service)

                            ----------------------

                                  Copies to:

                            JEFFREY D. SAPER, ESQ.
                             NATHAN E. LINN, ESQ.
                       Wilson Sonsini Goodrich & Rosati
                           Professional Corporation
                              650 Page Mill Road
                         Palo Alto, California  94304
                                (650) 493-9300
                            ----------------------

                        CALCULATION OF REGISTRATION FEE


--------------------------------------------------------------------------------------------------
                                                            Proposed     Proposed
                                                             Maximum      Maximum
           Title of Each Class                Amount        Offering     Aggregate     Amount of
             of Securities to                 to be           Price      Offering     Registration
              be Registered                 Registered      Per Share      Price          Fee
---------------------------------------------------------------------------------------------------
Common Shares, no par value approved for
 issuance under the 1997 Employee Stock
 Purchase Plan (1)........................      83,802        $14.59    $1,222,671.18     $322.79
---------------------------------------------------------------------------------------------------
Totals                                          83,802                  $1,222,671.18     $322.79
---------------------------------------------------------------------------------------------------

                            ----------------------

================================================================================

   (1) The Proposed Maximum Offering Price Per Share has been estimated in accordance with Rule 457(h) under the Securities Act of 1933 solely for the purpose of calculating the registration fee. The computation is based upon 85% (see explanation in following sentence) of the average of the high and low price of the Common Stock as reported on the Nasdaq National Market on January 4, 2000. Pursuant to the 1997 Employee Stock Purchase Plan, Common Stock issued thereunder will be sold at a per share price equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or the Exercise Date, whichever is lower (as such terms are defined in such plan). The indicated number of shares to be registered represents additional shares issuable under the listed plan that are not covered by prior registration statements.

 STATEMENT UNDER GENERAL INSTRUCTION E - REGISTRATION OF ADDITIONAL SECURITIES.

     The Registrant previously filed a Registration Statement on Form S-8 with the Securities and Exchange Commission on or about January 12, 1999 (SEC File No. 333-70469) (the "Previous Form S-8"). The Previous Form S-8 was filed in connection with the Registrant's 1997 Employee Stock Purchase Plan and the Registrant's 1997 Employee Stock Option Plan. This Registration Statement registers additional shares of the Registrant's Common Shares to be issued pursuant to the 1997 Employee Stock Purchase Plan (the "1997 Plan"). The contents of the Previous Form S-8, including periodic reports that the Registrant filed, or to be filed, after the Previous Form S-8 to maintain current information about the Registrant, are incorporated by reference into this Registration Statement pursuant to General Instruction E of Form S-8.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.  EXHIBITS.

--------------------------------------------------------------------------------
4.1  The 1997 Employee Stock Purchase Plan.*
--------------------------------------------------------------------------------

5.1 Opinion of Stewart McKelvey Stirling Scales regarding the validity of securities being registered filed herewith.
--------------------------------------------------------------------------------

23.1  Consent of KPMG LLP filed herewith.
--------------------------------------------------------------------------------

23.2  Consent of counsel (contained in Exhibit 5.1).
--------------------------------------------------------------------------------

24.1  Power of Attorney (see page II-2).
--------------------------------------------------------------------------------

*Incorporated by reference to the Registrant's Registration Statement on Form
 F-1 (file No. 333-8258), declared effective by the Securities and Exchange Commission on February 23, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Thornhill, Ontario, Canada, on this 7th day of January, 2000.


                                        GENESIS MICROCHIP INCORPORATED

                                    By:  /s/ I. Eric Erdman
                                        ----------------------
                                        I. Eric Erdman
                                        Chief Financial Officer and Secretary



                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Paul M. Russo and I. Eric Erdman, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

       SIGNATURE                                                    TITLE                              DATE
---------------------------------------------------------------------------------------------------------------

   /s/ Paul M. Russo                                     Chairman, Chief Executive Officer        January 7, 2000
-----------------------------------------------          and authorized U.S. Representative
   Paul M. Russo

   /s/ I. Eric Erdman                                    Chief Financial Officer, Chief           January 7, 2000
-----------------------------------------------          Accounting Officer and Secretary
   I. Eric Erdman

   /s/ James E. Donegan                                  Director                                 January 7, 2000
-----------------------------------------------
   James E. Donegan

   /s/ George A. Duguay                                  Director                                 January 7, 2000
-----------------------------------------------
   George A. Duguay

   /s/ Lawrence G. Finch                                 Director                                 January 7, 2000
-----------------------------------------------
   Lawrence G. Finch

   /s/ Alexander S. Lushtak                              Director                                 January 7, 2000
-----------------------------------------------
   Alexander S. Lushtak

                               INDEX TO EXHIBITS

   Exhibit Number                   Exhibit Document
-------------------   ----------------------------------------------------------

        4.1           The 1997 Employee Stock Purchase Plan.*

        5.1 Opinion of Stewart Mckelvey Stirling Scales regarding the validity of the securities being registered, filed herewith.

       23.1           Consent of KPMG LLP filed herewith.

       23.2           Consent of Counsel (contained in Exhibit 5.1 hereto)

       24.1           Power of Attorney (see page II-2).


        *Incorporated by reference to the Registrant's Registration Statement on Form F-1 (file No. 333-8258), declared effective by the Securities and Exchange Commission on February 23, 1998.